                                                                    EXHIBIT 10.1


                             FIRST AMENDMENT TO THE
                            PER-SE TECHNOLOGIES, INC.
                       EMPLOYEE'S RETIREMENT SAVINGS PLAN


         THIS FIRST AMENDMENT made on this 25th day of October, 2005, by PER-SE TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Primary Sponsor");

                              W I T N E S S E T H:
                              - - - - - - - - - --

         WHEREAS, the Primary Sponsor maintains the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (the "Plan"), which was last amended and restated on January 31, 2005;

         WHEREAS, the Company desires to amend the Plan to satisfy the requirements necessary for the Plan to rely upon the alternative methods for satisfaction of the nondiscrimination requirements set forth in Sections 401(k)(12) and 401(m)(11) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of January 1, 2006:

         1. By deleting the existing Section 3.2 and substituting the following:

                  "3.2     Matching Contributions.  Following the completion of
                  a year of Service by a Participant, the Plan Sponsor shall make contributions for each Plan Year to the Company Match Account of each Participant in an amount equal to one hundred percent (100%) of the contribution made on behalf of a Participant pursuant to Section 3.1(a), to the extent the contribution under Section 3.1(a) does not exceed four percent (4%) of the Participant's Annual Compensation."

         2. By deleting the existing Section 6.4 and substituting the following:

                  "6.4     MMNE Company Account Withdrawals.  A Participant who
                  was a participant in the Medical Management of New England, Inc. 401(k) Plan and who has at least two (2) years of Service may elect to receive a distribution of all or any portion of the balance of his MMNE Company Account and that portion of his Company Match Account attributable to contributions made to the Plan prior to January 1, 2006, at any time. Distributions under this Section 6.4 shall be made in a reasonable manner within a reasonable time following the Plan Administrator's receipt of a request for such a distribution."

         3. By deleting the existing Section 7.2(a) and (b) and by substituting the following:

                  "(a)     his  Employee  Pre-Tax  Account,  MMNE  Company
                  Account, Rollover Account, QMAC/QNEC Account and with respect to Participants who are Employees on or after January 1, 2006, Company Match Account; and

                  (b) his Profit Sharing Account and with respect to Participants who are not Employees on or after January 1, 2006, Company Match Account computed according to the following vesting schedule:

                         Full Years of                 Percentage
                       Vesting Service                   Vested
                       ---------------                 ----------
                         Less than 1                       0%
                              1                          33 1/3%
                              2                          66 2/3%
                          3 or More                         100%"


         4.       By adding Section 4 to Appendix B which reads as follows:

                                   "SECTION 4

                  Notwithstanding any other provision in this Appendix B to the contrary, to the extent otherwise applicable, the limitations expressed in this Appendix B shall not apply with respect to those Plan Years in which the Plan satisfies the requirements of Code Section 401(k)(11) and 401(k)(12)."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor hereto has caused this First Amendment to be executed as of the day and year first above written.



                                   PER-SE TECHNOLOGIES, INC.



                                   By: /s/ PHILIP M. PEAD
                                       -----------------------
                                       Philip M. Pead
                                       Chairman, President and
                                       Chief Executive Officer


[CORPORATE SEAL]



ATTEST:



By: /s/ PAUL J. QUINER
    -------------------
    Paul J. Quiner
    Corporate Secretary


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